Exhibit 99.1

1 Becton Drive

Franklin Lakes, NJ 07417

www.bd.com

Contact:

Monique N. Dolecki, Investor Relations – 201-847-5453

Kristen Cardillo, Corporate Communications – 201-847-5657

BD ANNOUNCES RESULTS FOR 2016 SECOND FISCAL QUARTER

•	Announces adjusted revenues of $3.071 billion, an increase of 49.7 percent, or 55.2 percent on a currency-neutral basis. On a comparable, currency-neutral basis, adjusted revenues grew 5.3 percent. As reported, revenues increased 49.6 percent to $3.067 billion.
•	Adjusted diluted earnings per share of $2.18 increased 35.4 percent, or 44.7 percent on a currency-neutral basis. As reported, diluted earnings per share were $1.56.
•	Raises fiscal year 2016 adjusted diluted earnings per share guidance to $8.50 to $8.57. On a currency-neutral basis, the Company continues to expect adjusted diluted earnings per share to be between $9.01 and $9.08. As reported, the Company expects full fiscal year diluted earnings per share to be between $6.14 and $6.21.

Franklin Lakes, NJ (May 5, 2016) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today reported quarterly adjusted revenues of $3.071 billion for the second fiscal quarter ended March 31, 2016, an increase of 49.7 percent over the prior-year period reported revenues, or 55.2 percent on a currency-neutral basis. On a comparable, currency-neutral basis, second quarter adjusted revenues grew 5.3 percent. As reported, second quarter revenues were $3.067 billion, an increase of 49.6 percent over the prior-year period.

“We are pleased with our second quarter revenue growth and strong operating performance,” said Vincent A. Forlenza, Chairman, CEO and President. “Our results this quarter continue to demonstrate the breadth and diversity of the growth drivers within our portfolio. This performance enables us to continue to create value for shareholders and provides us with the capacity to invest for the future.”

Second Quarter and Six-Month Fiscal 2016 Operating Results

Adjusted diluted earnings per share were $2.18, compared with $1.61 in the prior-year period. This represents an increase of 35.4 percent, or 44.7 percent on a currency-neutral basis. On a reported basis, diluted earnings per share for the second quarter were $1.56 compared with $1.08 in the prior-year period.

For the six-month period ended March 31, 2016, adjusted diluted earnings per share were $4.13, compared with $3.14 in the prior-year period. This represents an increase of 31.5 percent, or 44.9 percent on a currency-neutral basis. On a reported basis, diluted earnings per share were $2.62 compared with $2.28 in the prior-year period.

Segment Results

In the BD Medical segment, worldwide adjusted revenues for the quarter were $2.135 billion, an increase of 93.1 percent over the prior-year period reported revenues, or 99.5 percent on a currency-neutral basis. On a comparable, currency-neutral basis, adjusted Medical revenues grew 6.1 percent. The segment’s revenue growth reflects solid performance across the Medication and Procedural Solutions, Medication Management Solutions, and Diabetes Care units. Strong performance in the Pharmaceutical Systems and Respiratory Solutions units was aided, in part, by volume increases driven by customer ordering patterns and capital placements, respectively. On a reported basis, Medical revenues were $2.131 billion, an increase of 92.8 percent over the prior-year period.

For the six-month period ended March 31, 2016, BD Medical adjusted revenues of $4.194 billion increased 92.6 percent over the prior-year period reported revenues, or 100.5 percent on a currency-neutral basis. On a comparable, currency-neutral basis, adjusted revenues grew 4.0 percent. On a reported basis, revenues were $4.185 billion, an increase of 92.2 percent over the prior-year period.

In the BD Life Sciences segment, reported worldwide revenues for the quarter were $936 million, a decrease of 1.0 percent from the prior-year period, or an increase of 3.4 percent on a currency-neutral basis. The segment’s results reflect solid growth in the Preanalytical Systems and Diagnostic Systems units, and Biosciences unit revenues that were about flat when compared with the prior-year period revenues. Growth in the Diagnostic Systems unit was driven by strong core microbiology sales, and was aided, in part, by a late flu season in comparison to the prior year which experienced a strong flu season in the first fiscal quarter. Within the Biosciences unit, strong growth in research instruments and reagents in the U.S. was offset by tender delays in Africa and a difficult comparison to the prior year in Europe.

For the six-month period ended March 31, 2016, BD Life Sciences revenues of $1.869 billion decreased 2.9 percent, and increased 2.5 percent on a currency-neutral basis.

Geographic Results

Second quarter adjusted revenues in the U.S. of $1.722 billion represent an increase of 99.6 percent over the prior-year period reported revenues. On a comparable basis, adjusted U.S. revenues increased 5.7 percent, with notable growth across both segments. Within the BD Medical segment, strong performance across the segment was aided, in part, by the aforementioned timing of customer orders and capital placements in the Pharmaceutical Systems and Respiratory Solutions units, respectively. Growth in the BD Life Sciences segment was driven by strong reagent sales and instrument placements in the Biosciences unit and solid growth in the Diagnostic Systems and Preanalytical Systems units. Growth in the Diagnostic Systems unit was aided by the late peak in the flu season. On a reported basis, U.S. revenues were $1.719 billion, an increase of 99.2 percent over the prior-year period.

Revenues outside of the U.S. were $1.349 billion, representing an increase of 13.5 percent over the prior-year period reported revenues, or an increase of 23.0 percent on a currency-neutral basis. On a comparable, currency-neutral basis, international revenues grew 4.8 percent. Within the BD Medical segment, growth was driven by continued strength in Europe and sales of safety-engineered products, particularly in China. Growth in the Medical Segment was aided, in part, by the aforementioned timing of customer orders and capital placements in the Pharmaceutical Systems and Respiratory Solutions units, respectively. Growth in the Life Sciences segment was driven by Preanalytical Systems and strong microbiology sales, partially offset by the aforementioned tender delays in Africa.

For the six-month period ended March 31, 2016, adjusted revenues in the U.S. were $3.419 billion, representing an increase of 96.1 percent compared with the prior-year period reported revenues. On a comparable basis, adjusted U.S. revenues grew 3.6 percent. On a reported basis, U.S. revenues were $3.410 billion, an increase of 95.5 percent over the prior-year period. Revenues outside of the U.S. were $2.644 billion, representing an increase of 12.1 percent over the prior-year period reported revenues, or an increase of 23.8 percent on a foreign currency-neutral basis. On a comparable, currency-neutral basis, revenues outside the U.S. grew 3.5 percent.

Fiscal 2016 Outlook for Full Year

The Company continues to estimate that currency-neutral adjusted revenues for the full fiscal year 2016, including the accretion from the acquisition of CareFusion, will increase 24.5 to 25.0 percent. Including the impact of foreign currency, as adjusted and as reported revenues are now expected to increase 21.5 to 22.0 percent. This is an increase from previously issued guidance of 20.0 to 20.5 percent growth. On a comparable, currency-neutral basis, the Company continues to estimate organic adjusted revenues will increase 4.5 to 5.0 percent when adjusting for the impact of closed acquisitions and divestitures.

The Company has raised its fiscal 2016 adjusted diluted earnings per share guidance to be between $8.50 and $8.57 which represents growth of approximately 19.0 to 20.0 percent. This is an increase from previously issued guidance of $8.37 to $8.44 which represented approximately 17.0 to 18.0 percent growth. On a currency-neutral basis, the Company continues to expect full-year fiscal 2016 adjusted diluted earnings per share to be between $9.01 and $9.08, which represents growth of approximately 26.0 to 27.0 percent over fiscal 2015 adjusted diluted earnings per share of $7.16. Adjusted diluted earnings per share exclude, among other specified items, the non-cash amortization of intangible assets, and include approximately 22.0 percentage points of accretion from the CareFusion acquisition. As reported, the Company expects full fiscal year diluted earnings per share to be between $6.14 and $6.21.

Conference Call Information

A conference call regarding BD’s second quarter results will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 8:00 a.m. (ET) Thursday, May 5, 2016. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-585-8367 (domestic) and 1-404-537-3406 (international) through the close of business on Thursday, May 12, 2016, confirmation number 83710101.

Non-GAAP Financial Measures/Financial Tables

This news release contains certain non-GAAP financial measures. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables. Within the attached financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

All “comparable” basis revenue growth rates presented throughout this release include the results of

CareFusion Corporation (“CareFusion”) in the current and prior-year periods. Adjusted revenues for the current period for the Company and the Medical segment in the U.S. exclude the amortization of a write down of deferred revenue made in connection with our acquisition of CareFusion, which served to lower reported revenues for the period. Adjusted revenue growth rates presented on a comparable basis reflect the aforementioned adjustments and further exclude the impact of a distribution agreement change in the Respiratory Solutions unit. Current and prior-year adjusted diluted earnings per share results exclude the impact of purchase accounting adjustments, including the non-cash amortization of acquisition-related intangible assets; and integration and restructuring costs. Prior-year adjusted diluted earnings per share results also excludes the impact of financing and transaction costs; a litigation-related charge and the dilutive impact of shares issued in the CareFusion acquisition prior to the consolidation of its operating results beginning on April 1, 2015. We also provide these measures on a currency-neutral basis after eliminating the effect of foreign currency translation, where applicable. Reconciliations of these amounts to the most directly comparable GAAP measures are included in the tables at the end of this release.

About BD

BD is a global medical technology company that is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. BD leads in patient and health care worker safety and the technologies that enable medical research and clinical laboratories. The company provides innovative solutions that help advance medical research and genomics, enhance the diagnosis of infectious disease and cancer, improve medication management, promote infection prevention, equip surgical and interventional procedures, optimize respiratory care and support the management of diabetes. The company partners with organizations around the world to address some of the most challenging global health issues. BD has more than 45,000 associates across 50 countries who work in close collaboration with customers and partners to help enhance outcomes, lower health care delivery costs, increase efficiencies, improve health care safety and expand access to health. For more information on BD, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2016 Outlook for Full Year”, contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues and earnings per share. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially. These factors include, but are not limited to: risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; potential cuts in governmental healthcare spending, which could result in reduced demand for our product or downward pricing pressure; measures to contain healthcare costs; adverse changes in regional, national or foreign economic conditions, including any impact on our ability to access credit markets and finance our operations, the demand for our products and services as a result of reduced government funding, lower utilization rates or otherwise, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates; our ability to successfully integrate any businesses we acquire; the adverse impact of cyber-attacks on our information systems or products; competitive factors including technological advances and new products introduced by competitors; interruptions in our supply chain or manufacturing processes; pricing and market pressures; difficulties inherent in product development, delays in product introductions and uncertainty of market acceptance of new products; adverse changes in geopolitical conditions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; efficacy or safety concerns relating to product recalls; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; new or changing laws and regulations impacting our business or changes in enforcement practices with respect to such laws; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); future healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; the effects of potential pandemic diseases; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in millions, except share and per share data)

	Three Months Ended March 31,
	2016	2015	% Change
REVENUES	$3,067	$2,051	49.6

Cost of products sold	1,584	1,005	57.6
Selling and administrative expense	732	511	43.2
Research and development expense	182	129	40.4
Acquisitions and other restructurings	104	113	(7.9)

TOTAL OPERATING COSTS AND EXPENSES	2,601	1,758	47.9

OPERATING INCOME	466	293	59.3

Interest expense	(99)	(91)	8.5
Interest income	3	8	(63.8)
Other income, net	6	15	(62.7)

INCOME BEFORE INCOME TAXES	376	225	67.1

Income tax provision	38	9	NM

NET INCOME	$338	$216	56.4

EARNINGS PER SHARE

Basic Earnings per Share	$1.59	$1.10	44.5
Diluted Earnings per Share	$1.56	$1.08	44.4

AVERAGE SHARES OUTSTANDING (in thousands)

Basic	212,469	196,085
Diluted	216,538	199,938

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in millions, except share and per share data)

	Six Months Ended March 31,
	2016	2015	% Change
REVENUES	$6,054	$4,102	47.6

Cost of products sold	3,162	2,011	57.2
Selling and administrative expense	1,480	1,055	40.3
Research and development expense	369	258	42.8
Acquisitions and other restructurings	225	136	65.2

TOTAL OPERATING COSTS AND EXPENSES	5,236	3,460	51.3

OPERATING INCOME	818	642	27.5

Interest expense	(196)	(167)	17.1
Interest income	9	19	(51.5)
Other income, net	11	17	(35.5)

INCOME BEFORE INCOME TAXES	642	510	25.8

Income tax provision	75	58	28.4

NET INCOME	$567	$452	25.5

EARNINGS PER SHARE

Basic Earnings per Share	$2.67	$2.32	15.1
Diluted Earnings per Share	$2.62	$2.28	14.9

AVERAGE SHARES OUTSTANDING (in thousands)

Basic	212,077	194,447
Diluted	216,695	198,493

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - UNITED STATES

Three Months Ended March 31,

(Unaudited; Amounts in millions)

	A	B	C	D=(A-B)/B	E=(C-B)/B
	As Reported		Adjusted 2016	% Change
	2016	2015		Reported	Adjusted
BD MEDICAL
Medication and Procedural Solutions	$484	$256	$484	89.3	89.3
Medication Management Solutions	442	—	442	NM	NM
Diabetes Care	125	120	125	4.3	4.3
Pharmaceutical Systems	81	72	81	13.5	13.5
Respiratory Solutions	149	—	149	NM	NM
Deferred Revenue Adjustment *	(4)	—	—	NM	—

TOTAL	$1,278	$447	$1,281	185.8	186.6

BD LIFE SCIENCES
Preanalytical Systems	$175	$170	$175	3.0	3.0
Diagnostic Systems	156	149	156	4.9	4.9
Biosciences	110	97	110	13.2	13.2

TOTAL	$441	$416	$441	6.1	6.1

TOTAL UNITED STATES	$1,719	$863	$1,722	99.2	99.6

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - INTERNATIONAL

Three Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=(A-B)/B	E=(A-B-C)/B
	As Reported		FX Impact	% Change
	2016	2015		Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$348	$309	$(34)	12.5	23.4
Medication Management Solutions	94	—	(6)	NM	NM
Diabetes Care	118	127	(12)	(6.6)	3.0
Pharmaceutical Systems	229	223	(16)	3.1	10.2
Respiratory Solutions	64	—	(3)	NM	NM

TOTAL	$853	$658	$(71)	29.6	40.4

BD LIFE SCIENCES
Preanalytical Systems	$165	$169	$(18)	(2.2)	8.4
Diagnostic Systems	163	169	(13)	(3.6)	4.3
Biosciences	167	192	(10)	(12.8)	(7.5)

TOTAL	$495	$530	$(42)	(6.5)	1.4

TOTAL INTERNATIONAL	$1,349	$1,188	$(113)	13.5	23.0

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - TOTAL

Three Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D	E=(A-B)/B	F=(A-B-D)/B	G=(C-B)/B	H=(C-B-D)/B
					% Change
	As Reported		Adjusted 2016	FX Impact				Adjusted FXN
	2016	2015			Reported	FXN	Adjusted
BD MEDICAL
Medication and Procedural Solutions	$831	$565	$831	$(34)	47.2	53.2	47.2	53.2
Medication Management Solutions	536	—	536	(6)	NM	NM	NM	NM
Diabetes Care	243	247	243	(12)	(1.3)	3.6	(1.3)	3.6
Pharmaceutical Systems	311	294	311	(16)	5.6	11.0	5.6	11.0
Respiratory Solutions	213	—	213	(3)	NM	NM	NM	NM
Deferred Revenue Adjustment *	(4)	—	—	—	NM	NM	—	—

TOTAL	$2,131	$1,106	$2,135	$(71)	92.8	99.2	93.1	99.5

BD LIFE SCIENCES
Preanalytical Systems	$340	$339	$340	$(18)	0.4	5.7	0.4	5.7
Diagnostic Systems	319	318	319	(13)	0.4	4.6	0.4	4.6
Biosciences	277	289	277	(10)	(4.1)	(0.5)	(4.1)	(0.5)

TOTAL	$936	$945	$936	$(42)	(1.0)	3.4	(1.0)	3.4

TOTAL REVENUES	$3,067	$2,051	$3,071	$(113)	49.6	55.1	49.7	55.2

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - UNITED STATES

Six Months Ended March 31,

(Unaudited; Amounts in millions)

	A	B	C	D=(A-B)/B	E=(C-B)/B
	As Reported		Adjusted 2016	% Change
	2016	2015		Reported	Adjusted
BD MEDICAL
Medication and Procedural Solutions	$975	$524	$975	86.1	86.1
Medication Management Solutions	886	—	886	NM	NM
Diabetes Care	259	243	259	6.8	6.8
Pharmaceutical Systems	144	138	144	4.6	4.6
Respiratory Solutions	288	—	288	NM	NM
Deferred Revenue Adjustment *	(9)	—	—	NM	—

TOTAL	$2,544	$904	$2,553	181.2	182.3

BD LIFE SCIENCES
Preanalytical Systems	$353	$342	$353	3.2	3.2
Diagnostic Systems	305	308	305	(0.9)	(0.9)
Biosciences	208	190	208	9.7	9.7

TOTAL	$866	$839	$866	3.2	3.2

TOTAL UNITED STATES	$3,410	$1,744	$3,419	95.5	96.1

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - INTERNATIONAL

Six Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=(A-B)/B	E=(A-B-C)/B
	As Reported		FX Impact	% Change
	2016	2015		Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$705	$642	$(80)	9.9	22.3
Medication Management Solutions	200	—	(19)	NM	NM
Diabetes Care	240	267	(31)	(10.3)	1.1
Pharmaceutical Systems	363	364	(33)	(0.3)	8.6
Respiratory Solutions	134	—	(9)	NM	NM

TOTAL	$1,641	$1,273	$(171)	28.9	42.3

BD LIFE SCIENCES
Preanalytical Systems	$331	$351	$(43)	(5.5)	6.8
Diagnostic Systems	327	347	(35)	(5.8)	4.3
Biosciences	344	387	(26)	(11.1)	(4.3)

TOTAL	$1,003	$1,085	$(105)	(7.6)	2.0

TOTAL INTERNATIONAL	$2,644	$2,358	$(275)	12.1	23.8

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - TOTAL

Six Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D	E=(A-B)/B	F=(A-B-D)/B	G=(C-B)/B	H=(C-B-D)/B
					% Change
	As Reported		Adjusted 2016	FX Impact	Reported	FXN	Adjusted	Adjusted FXN
	2016	2015
BD MEDICAL
Medication and Procedural Solutions	$1,680	$1,165	$1,680	$(80)	44.1	51.0	44.1	51.0
Medication Management Solutions	1,087	—	1,087	(19)	NM	NM	NM	NM
Diabetes Care	499	510	499	(31)	(2.2)	3.8	(2.2)	3.8
Pharmaceutical Systems	507	502	507	(33)	1.0	7.5	1.0	7.5
Respiratory Solutions	422	—	422	(9)	NM	NM	NM	NM
Deferred Revenue Adjustment *	(9)	—	—	—	NM	NM	—	—

TOTAL	$4,185	$2,177	$4,194	$(171)	92.2	100.0	92.6	100.5

BD LIFE SCIENCES
Preanalytical Systems	$684	$692	$684	$(43)	(1.2)	5.0	(1.2)	5.0
Diagnostic Systems	632	655	632	(35)	(3.5)	1.8	(3.5)	1.8
Biosciences	552	577	552	(26)	(4.2)	0.3	(4.2)	0.3

TOTAL	$1,869	$1,925	$1,869	$(105)	(2.9)	2.5	(2.9)	2.5

TOTAL REVENUES	$6,054	$4,102	$6,063	$(275)	47.6	54.3	47.8	54.5

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED REVENUE CHANGE - UNITED STATES

Three Months Ended March 31,

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F	G=D+E+F	H=(C-G)/G
	Reported 2016	Deferred Revenue Adjustment	Adjusted 2016	BD Reported 2015	CFN Reported 2015	Respiratory Adjustment ** 2015	Comparable Historical 2015	Comparable Adjusted % Change
BD MEDICAL
Medication and Procedural Solutions	$484	$—	$484	$256	$212	$—	$467	3.5
Medication Management Solutions	442	—	442	—	418	—	418	5.9
Diabetes Care	125	—	125	120	—	—	120	4.3
Pharmaceutical Systems	81	—	81	72	—	—	72	13.5
Respiratory Solutions	149	—	149	—	161	(23)	138	8.3
Deferred Revenue Adjustment *	(4)	4	—	—	—	—	—	—

TOTAL	$1,278	$4	$1,281	$447	$790	$(23)	$1,214	5.5

BD LIFE SCIENCES
Preanalytical Systems	$175	$—	$175	$170	$—	$—	$170	3.0
Diagnostic Systems	156	—	156	149	—	—	149	4.9
Biosciences	110	—	110	97	—	—	97	13.2

TOTAL	$441	$—	$441	$416	$—	$—	$416	6.1

TOTAL UNITED STATES	$1,719	$4	$1,722	$863	$790	$(23)	$1,630	5.7

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE FXN REVENUE CHANGE - INTERNATIONAL

Three Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=B+C	E	F=(A-D-E)/D
	Reported 2016	BD Reported 2015	CFN Reported 2015	Comparable Historical 2015	Comparable FX Impact	Comparable FXN % Change
BD MEDICAL
Medication and Procedural Solutions	$348	$309	$56	$365	$(34)	4.6
Medication Management Solutions	94	—	94	94	(6)	6.6
Diabetes Care	118	127	—	127	(12)	3.0
Pharmaceutical Systems	229	223	—	223	(16)	10.2
Respiratory Solutions	64	—	57	57	(3)	17.1

TOTAL	$853	$658	$207	$865	$(71)	6.9

BD LIFE SCIENCES
Preanalytical Systems	$165	$169	$—	$169	$(18)	8.4
Diagnostic Systems	163	169	—	169	(13)	4.3
Biosciences	167	192	—	192	(10)	(7.5)

TOTAL	$495	$530	$—	$530	$(42)	1.4

TOTAL INTERNATIONAL	$1,349	$1,188	$207	$1,395	$(113)	4.8

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED FXN REVENUE CHANGE - TOTAL

Three Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F	G=D+E+F	H	I=(C-G-H)/G
	Reported 2016	Deferred Revenue Adjustment	Adjusted 2016	BD Reported 2015	CFN Reported 2015	Respiratory Adjustment ** 2015	Comparable Historical 2015	Comparable FX Impact	Comparable Adjusted FXN % Change
BD MEDICAL
Medication and Procedural Solutions	$831	$—	$831	$565	$267	$—	$832	$(34)	4.0
Medication Management Solutions	536	—	536	—	512	—	512	(6)	6.0
Diabetes Care	243	—	243	247	—	—	247	(12)	3.6
Pharmaceutical Systems	311	—	311	294	—	—	294	(16)	11.0
Respiratory Solutions	213	—	213	—	218	(23)	195	(3)	10.9
Deferred Revenue Adjustment *	(4)	4	—	—	—	—	—	—	—

TOTAL	$2,131	$4	$2,135	$1,106	$997	$(23)	$2,079	$(71)	6.1

BD LIFE SCIENCES
Preanalytical Systems	$340	$—	$340	$339	$—	$—	$339	$(18)	5.7
Diagnostic Systems	319	—	319	318	—	—	318	(13)	4.6
Biosciences	277	—	277	289	—	—	289	(10)	(0.5)

TOTAL	$936	$—	$936	$945	$—	$—	$945	$(42)	3.4

TOTAL REVENUES	$3,067	$4	$3,071	$2,051	$997	$(23)	$3,025	$(113)	5.3

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED REVENUE CHANGE - UNITED STATES

Six Months Ended March 31,

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F	G=D+E+F	H=(C-G)/G
	Reported 2016	Deferred Revenue Adjustment	Adjusted 2016	BD Reported 2015	CFN Reported 2015	Respiratory Adjustment ** 2015	Comparable Historical 2015	Comparable Adjusted % Change
BD MEDICAL
Medication and Procedural Solutions	$975	$—	$975	$524	$427	$—	$951	2.5
Medication Management Solutions	886	—	886	—	843	—	843	5.1
Diabetes Care	259	—	259	243	—	—	243	6.8
Pharmaceutical Systems	144	—	144	138	—	—	138	4.6
Respiratory Solutions	288	—	288	—	333	(46)	287	0.6
Deferred Revenue Adjustment *	(9)	9	—	—	—	—	—	—

TOTAL	$2,544	$9	$2,553	$904	$1,603	$(46)	$2,462	3.7

BD LIFE SCIENCES
Preanalytical Systems	$353	$—	$353	$342	$—	$—	$342	3.2
Diagnostic Systems	305	—	305	308	—	—	308	(0.9)
Biosciences	208	—	208	190	—	—	190	9.7

TOTAL	$866	$—	$866	$839	$—	$—	$839	3.2

TOTAL UNITED STATES	$3,410	$9	$3,419	$1,744	$1,603	$(46)	$3,301	3.6

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE FXN REVENUE CHANGE - INTERNATIONAL

Six Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=B+C	E	F=(A-D-E)/D
	Reported 2016	BD Reported 2015	CFN Reported 2015	Comparable Historical 2015	Comparable FX Impact	Comparable FXN % Change
BD MEDICAL
Medication and Procedural Solutions	$705	$642	$117	$758	$(80)	3.5
Medication Management Solutions	200	—	208	208	(19)	5.2
Diabetes Care	240	267	—	267	(31)	1.1
Pharmaceutical Systems	363	364	—	364	(33)	8.6
Respiratory Solutions	134	—	138	138	(9)	2.8

TOTAL	$1,641	$1,273	$463	$1,736	$(171)	4.4

BD LIFE SCIENCES
Preanalytical Systems	$331	$351	$—	$351	$(43)	6.8
Diagnostic Systems	327	347	—	347	(35)	4.3
Biosciences	344	387	—	387	(26)	(4.3)

TOTAL	$1,003	$1,085	$—	$1,085	$(105)	2.0

TOTAL INTERNATIONAL	$2,644	$2,358	$463	$2,821	$(275)	3.5

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED FXN REVENUE CHANGE - TOTAL

Six Months Ended March 31, (continued)

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F	G=D+E+F	H	I=(C-G-H)/G
	Reported 2016	Deferred Revenue Adjustment	Adjusted 2016	BD Reported 2015	CFN Reported 2015	Respiratory Adjustment ** 2015	Comparable Historical 2015	Comparable FX Impact	Comparable Adjusted FXN % Change
BD MEDICAL
Medication and Procedural Solutions	$1,680	$—	$1,680	$1,165	$544	$—	$1,709	$(80)	3.0
Medication Management Solutions	1,087	—	1,087	—	1,051	—	1,051	(19)	5.1
Diabetes Care	499	—	499	510	—	—	510	(31)	3.8
Pharmaceutical Systems	507	—	507	502	—	—	502	(33)	7.5
Respiratory Solutions	422	—	422	—	471	(46)	425	(9)	1.3
Deferred Revenue Adjustment *	(9)	9	—	—	—	—	—	—	—

TOTAL	$4,185	$9	$4,194	$2,177	$2,066	$(46)	$4,198	$(171)	4.0

BD LIFE SCIENCES
Preanalytical Systems	$684	$—	$684	$692	$—	$—	$692	$(43)	5.0
Diagnostic Systems	632	—	632	655	—	—	655	(35)	1.8
Biosciences	552	—	552	577	—	—	577	(26)	0.3

TOTAL	$1,869	$—	$1,869	$1,925	$—	$—	$1,925	$(105)	2.5

TOTAL REVENUES	$6,054	$9	$6,063	$4,102	$2,066	$(46)	$6,122	$(275)	3.5

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

SAFETY REVENUES

(Unaudited; Amounts in millions)

	Three Months Ended March 31,
	A	B	C	D=(A-B)/B	E=(A-B-C)/B
	As Reported		FX Impact	% Change
	2016	2015		Reported	FXN
TOTAL SAFETY REVENUES
United States	$443	$294	$—	50.7	50.7
International	290	256	(31)	13.1	25.1

TOTAL	$733	$550	$(31)	33.2	38.8

BY SEGMENT
BD Medical	$465	$281	$(17)	65.5	71.6
BD Life Sciences	268	269	(14)	(0.5)	4.6

TOTAL	$733	$550	$(31)	33.2	38.8

	Six Months Ended March 31,
	A	B	C	D=(A-B)/B	E=(A-B-C)/B
	As Reported		FX Impact	% Change
	2016	2015		Reported	FXN
TOTAL SAFETY REVENUES
United States	$890	$602	$—	47.7	47.7
International	580	521	(69)	11.3	24.6

TOTAL	$1,470	$1,123	$(69)	30.8	37.0

BY SEGMENT
BD Medical	$932	$577	$(37)	61.6	68.0
BD Life Sciences	538	547	(33)	(1.6)	4.3

TOTAL	$1,470	$1,123	$(69)	30.8	37.0

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF SAFETY REVENUE CHANGE TO COMPARABLE FXN REVENUE CHANGE

(Unaudited; Amounts in millions)

	Three Months Ended March 31,
	A	B	C	D=B+C	E	F=(A-D-E)/D
	BD Reported 2016	BD Reported 2015	CFN Reported 2015	Comparable Historical 2015	Comparable FX Impact	Comparable FXN % Change
TOTAL SAFETY REVENUES
United States	$443	$294	$130	$424	$—	4.5
International	290	256	36	292	(31)	9.9

TOTAL	$733	$550	$165	$715	$(31)	6.7

BY SEGMENT
BD Medical	$465	$281	$165	$446	$(17)	8.0
BD Life Sciences	268	269	—	269	(14)	4.6

TOTAL	$733	$550	$165	$715	$(31)	6.7

	Six Months Ended March 31,
	A	B	C	D=B+C	E	F=(A-D-E)/D
	BD Reported 2016	BD Reported 2015	CFN Reported 2015	Comparable Historical 2015	Comparable FX Impact	Comparable FXN % Change
TOTAL SAFETY REVENUES
United States	$890	$602	$252	$854	$—	4.2
International	580	521	79	600	(69)	8.1

TOTAL	$1,470	$1,123	$331	$1,454	$(69)	5.8

BY SEGMENT
BD Medical	$932	$577	$331	$908	$(37)	6.7
BD Life Sciences	538	547	—	547	(33)	4.3

TOTAL	$1,470	$1,123	$331	$1,454	$(69)	5.8

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS

(Unaudited)

	Three Months Ended March 31,
	2016		2015		Growth	Foreign Currency Translation	Foreign Currency Neutral Growth	Growth %	Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share	$1.56		$1.08		$0.48	$(0.14)	$0.62	44.4%	57.4%

Purchase Accounting Adjustments ($115 million or $73 million after-tax and $9 million or $3 million after-tax, respectively)	0.34	(1)	0.01	(2)
Restructuring Costs ($64 million or $35 million after-tax and $62 million or $36 million after-tax, respectively) (3)	0.16		0.18
Integration Costs ($40 million or $25 million after-tax and $18 million or $10 million after-tax, respectively) (3)	0.12		0.05
Transaction Costs ($33 million or $19 million after-tax) (3)	—		0.10
Financing Costs ($58 million or $34 million after-tax) (3)	—		0.17
Dilutive Share Impact (4)	—		0.02

Adjusted Diluted Earnings per Share	$2.18		$1.61		$0.57	$(0.15)	$0.72	35.4%	44.7%

(1)	Includes non-cash amortization expense of $136 million pre-tax associated with acquisition related identifiable intangible assets, including CareFusion, as well as the net amortization of purchase accounting adjustments of $1 million pre-tax to reflect CareFusion’s fixed assets, debt and deferred revenue balances at fair value as of the acquisition date. Also includes $22 million of pre-tax income related to a net favorable change in the fair value of contingent consideration payments associated with certain acquisitions.
(2)	Represents non-cash amortization expense associated with acquisition related identifiable intangible assets of $18 million pre-tax, partially offset by an acquisition-date accounting gain of $9 million pre-tax related to a previously held equity investment.
(3)	Represents restructuring, integration, transaction and financing costs associated with the CareFusion acquisition and portfolio rationalization.
(4)	Represents the dilutive impact of BD shares issued as part of purchase consideration for CareFusion acquisition prior to the consolidation of its operating results beginning on April 1, 2015. The quarter-to-date adjusted diluted average shares outstanding (in thousands) is 197,436.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS

(Unaudited)

	Six Months Ended March 31,
	2016		2015		Growth	Foreign Currency Translation	Foreign Currency Neutral Growth	Growth %	Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share	$2.62		$2.28		$0.34	$(0.40)	$0.74	14.9%	32.5%

Purchase Accounting Adjustments ($268 million or $193 million after-tax and $27 million or $15 million after-tax, respectively)	0.89	(1)	0.08	(2)
Restructuring Costs ($149 million or $89 million after-tax and $62 million or $36 million after-tax, respectively) (3)	0.41		0.18			(0.01)
Integration Costs ($75 million or $47 million after-tax and $31 million or $19 million after-tax, respectively) (3)	0.22		0.10
Transaction Costs ($43 million or $29 million after-tax) (3)	—		0.15
Financing Costs ($102 million or $62 million after-tax) (3)	—		0.31
Litigation-related Charge ($12 million or $7 million after-tax) (4)	—		0.04
Dilutive Share Impact (5)	—		0.02

Adjusted Diluted Earnings per Share	$4.13		$3.14		$0.99	$(0.42)	$1.41	31.5%	44.9%

(1)	Includes non-cash amortization expense of $285 million pre-tax associated with acquisition related identifiable intangible assets, including CareFusion, as well as the net amortization of purchase accounting adjustments of $5 million pre-tax to reflect CareFusion’s fixed assets, debt and deferred revenue balances at fair value as of the acquisition date. Also includes $22 million of pre-tax income related to a net favorable change in the fair value of contingent consideration payments associated with certain acquisitions.
(2)	Represents non-cash amortization expense associated with acquisition related identifiable intangible assets of $35 million pre-tax, partially offset by an acquisition-date accounting gain of $9 million pre-tax related to a previously held equity investment.
(3)	Represents restructuring, integration, transaction and financing costs associated with the CareFusion acquisition and portfolio rationalization.
(4)	Represents a charge for plaintiff’s attorneys’ fees associated with the unfavorable verdict in the antitrust and false advertising lawsuit filed against BD by RTI.
(5)	Represents the dilutive impact of BD shares issued as part of purchase consideration for CareFusion acquisition prior to the consolidation of its operating results beginning on April 1, 2015. The year-to-date adjusted diluted average shares outstanding (in thousands) is 197,390.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2016 OUTLOOK RECONCILIATION

(Amounts in millions, except per share data)

	FY2015	FY2016 Outlook
	Revenues	% Increase	FX Impact	% Increase FXN
BDX As Reported Revenue	$10,282	21.5% - 22.0%	~(3.0%)	24.5% - 25.0%
Deferred Revenue Adjustment	20	NM	NM	NM

BDX As Adjusted Revenue	10,302	21.5% - 22.0%	~(3.0%)	24.5% - 25.0%
CareFusion First Half Revenue	2,066
Respiratory Solution Adjustment (1)	(78)

		% Increase FXN

		Comparable

BDX Comparable Revenue	12,290	4.5% - 5.0%
Inorganic Revenue (2)	(27)	Comparable Organic

BDX Comparable Organic Revenue	$12,263	4.5% - 5.0%

BD Medical Revenue	$6,460
Deferred Revenue Adjustment	20

BD Medical As Adjusted Revenue	6,480
CareFusion First Half Revenue	2,066
Respiratory Solution Adjustment (1)	(78)

		% Increase FXN

		Comparable

BD Medical Comparable Revenue	$8,469	4.5% - 5.0%

	FY2016 Outlook
	Full Year FY2016		Full Year FY2015	% Increase
	(estimated)
Reported Fully Diluted Earnings per Share	$6.14 - 6.21		$3.35	NM
Purchase Accounting Adjustments	1.73		2.17
Restructuring Costs	0.41	(3)	0.80
Integration Costs	0.22	(3)	0.29
Transaction Costs	—		0.19
Financing Costs	—		0.31
Litigation-related Charge	—		0.04
Employee Termination Cost-related Amounts	—		(0.01)
Dilutive Share Impact	—		0.02

Adjusted Fully Diluted Earnings per Share	$8.50 - 8.57		$7.16	19.0% - 20.0%

FX Impact	$(0.51)			~(7.0%	)

Adjusted FXN Growth	$9.01 - 9.08			26.0% - 27.0%

(1)	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.
(2)	Adjusts FY2015 revenues for the following closed divestitures: Simplist and Spine.
(3)	FY2016 restructuring and integration cost reflect year-to-date realized costs.

NM - Not Meaningful

FXN - Foreign Currency Neutral